SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                         Date of Report: March 24, 2006





                              VERIDIUM CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             59-3764931
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(State of other jurisdiction of                                   (IRS Employer
incorporation or organization                                Identification No.)


535 West 34th Street, Suite 203, New York, New York                       10001
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(Address of principal executive offices)                              (Zip Code)


                                 (888) 870-9197
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               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





Item 5.03         Amendment to Certificate of Incorporation


     On March 24, 2006 Veridium filed with the Delaware Secretary of State a Certificate of Designation of 1,000,000 shares of Series D Preferred Stock. The holders of the Series D Preferred Stock have the following rights:

o The Series D Preferred shares may be converted by the holder into common stock. The conversion ratio is such that the full 1,000,000 shares will convert into common shares representing 70% of the Veridium common shares outstanding after the conversion.

o The holder of Series D Preferred Stock may cast the number of votes at a shareholders meeting or by written consent that equals the number of common shares into which the Preferred Stock is convertible on the record date for the shareholder action.

o In the event the Board of Directors declares a dividend payable to common shareholders, the holders of Series D Preferred Stock will receive the dividend that would be payable if the Series D shares were converted into common shares.

o In the event of a liquidation of Veridium, the holders of Series D shares will receive a preferential distribution of $.001 per share, and will then share in the distribution as if the Series D shares had been converted into common shares.


Item 3.02         Unregistered Sale of Equity Securities

     On March 24, 2006 Veridium issued 1,000,000 shares of Series D Preferred Stock to GreenShift Corporation. In consideration of the Series D shares, GreenShift Corporation surrendered 750,000 shares of Veridium's Series C Preferred Stock and 63,633322 shares of Veridium common stock.


Item 9.01         Financial Statements and Exhibits

Exhibits:

3-a Certificate of Designation, Preferences and Rights of Series D Preferred Stock of Veridium Corporation.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 27, 2006           VERIDIUM CORPORATION

                                 By: /s/ Kevin Kreisler
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                                         Kevin Kreisler, Chief Executive Officer